                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2000


                                 SKYGIVERS, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 NEVADA                000-31099         04-3365594
      ----------------------------    -----------    ------------------
      (STATE OR OTHER JURISDICTION    (COMMISSION       (IRS EMPLOYER
            OF INCORPORATION)         FILE NUMBER)   IDENTIFICATION NO.)

          165 MAIN STREET, PENN YAN, NEW YORK               14527

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (607) 243-7670


             WATER PETROLEUM AND ENVIRONMENTAL TECHNOLOGIES COMPANY


                 5882 S. 900 E., SUITE 202, SALT LAKE CITY, UTAH

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Item 1.   Changes in Control of Registrant.


     On October 16, 2000, the Registrant entered into an Agreement and Plan of Reorganization with SkyGivers, Inc, a Nevada corporation which closed on November 15, 2000 pursuant to which Carol Fitzgerald, the sole stockholder of SkyGivers, Inc. received 7,008,895 restricted shares of the Registrant's common stock in exchange for all of the issued and outstanding shares of common stock of SkyGivers. Ms. Fitzgerald then returned 5,660,751 shares of the restricted common stock to the Registrant resulting in her ownership of 1,348,144 restricted shares of the Registrant's common stock representing 16% of the outstanding voting securities of the Registrant. On December 14, 2000, Water Petroleum and Environmental Technologies Company changed its name to SkyGivers, Inc. and the former SkyGivers, Inc. changed its name to WSDM, Inc. In addition, the registrant effected a 48.214457 forward stock split of its common stock. The board of SkyGivers has approved the merger of its wholly owned subsidiary, WSDM, Inc., into SkyGivers.



Item 2.   Acquisition or Disposition of Assets



          Pursuant to the transaction described in Item 1 above. The registrant acquired all of the issued and outstanding shares of WSDM, Inc. (formerly SkyGivers, Inc.)



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits:



          (a)   Pro Forma Financial Statements (unaudited)



          (b)   Exhibit 10    Agreement and Plan of Reorganization between Water
Petroleum and Environmental Technologies Company and SkyGivers, Inc. dated October 16, 2000.

                           SIGNATURES


         Pursuant to the transaction described in item 1 above, the Registrant acquired all of the issued and outstanding shares of WSDM, Inc. (formerly SkyGivers, Inc.).


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SKYGIVERS, INC.



Dated: January 29, 2001              By: /s/ CAROL FITZGERALD



                                              Carol Fitzgerald
                                              President

                                  SKYGIVERS INC
                         (A DEVELOPMENT STAGE COMPANY)
                               UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET

                            AS OF DECEMBER 31, 2000


                                            SKYGIVERS INC.         WSDM, INC       ADJUSTMENTS       COMBINED
                                           ----------------     -------------     -------------     ------------
                                                          ASSETS
CURRENT ASSETS:
     Cash                                                           $12,622                           $12,622
          Total current assets                                       12,622                            12,622

FIXED ASSETS:
          Property and Equipment                                      1,907                             1,907

OTHER ASSETS:
     Intangible assets                                              112,461                           112,461
                                                                -------------                      ------------
          Total other assets                                        112,461                           112,461
                                           ----------------     -------------                      ------------
          Total Assets                         $       -           $126,990                          $126,990
                                           ================     =============                      ============


                                            LIABILITIES AND  STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
     Accounts payable                             $4,530                                               $4,530
     Accrued expenses                                               $91,157                            91,157
                                           ----------------     -------------                      ------------
           Total current liabilities               4,530             91,157                            95,687
                                           ----------------     -------------                      ------------
           Total liabilities                       4,530             91,157                            95,687
                                           ----------------     -------------                      ------------

STOCKHOLDERS' EQUITY:
     Common Stock                                    529                912          40,211            41,652
     Additional paid in capital
           in excess of par value                321,614            159,686         (40,211)          441,089
     Deficit accumulated during
           development stage                   (326,673)           (124,765)                         (451,438)
                                           ----------------     -------------                      ------------
           Total Stockholders'
               (Deficit) Equity                  (4,530)             35,833                            31,303
                                           ----------------     -------------                      ------------
           Total Liabilities and
               Stockholders' Equity           $       -            $126,990                          $126,990
                                           ================     =============                      ============




See accompanying notes to unaudited pro forma combined financial statements.

                                 SKYGIVERS INC.
                         (A DEVELOPMENT STAGE COMPANY)
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                             JANUARY 1,          INCEPTION
                                               2000 TO        APRIL 24, 1997          INCEPTION
                                            SEPTEMBER 30,      SEPTEMBER 30,      (OCTOBER 5, 2000
                                                2000               2000         TO DECEMBER 31, 2000      PRO FORMA    SKYGIVERS
                                              SKYGIVERS        SKYGIVERS INC.          WSDN INC          ADJUSTMENTS    PRO FORMA
                                        -------------------  -----------------  --------------------   --------------  ---------
REVENUES:
      Sales                                                                                                                -
EXPENSES:
      Salaries                                                                       $   32,000                         $32,000
      Public relations                                                                   45,400                          45,400
      Consulting fees                                                                    25,015                          25,015
      Travel                                                                              7,505                           7,505
      Miscellaneous                           $    2,300         $   2,300                1,097                           3,397
      Rent                                                                                4,600                           4,600
      Telephone                                                                           7,344                           7,344
      Office                                                                              1,804                           1,804
      Other expenses                                               551,964                                              551,964
                                        -------------------  -----------------  --------------------                   ---------
            Total expenses                         2,300           554,264              124,765                         679,029

Gain on sale of assets                                            (227,591)                                            (227,591)

Net (loss) and Deficit accumulated
                                        -------------------  -----------------  --------------------                   ---------
during development stage                      $   (2,300)        $(326,673)           $(124,765)                      $(451,438)
                                        ===================  =================  ====================                   =========

Net (loss) per share
(basic and diluted)
based upon 416,518,363
weighted average shares                                                                                                $    -
                                                                                                                       =========


See accompanying notes to unaudited pro forma combined financial statements.

                                 SkyGivers, Inc.
                           Notes to Proforma Combined
                              Financial Statements
                                   (unaudited)

         The following unaudited proforma financial statements for SkyGivers, Inc. consist of the unaudited combined balance sheet of December 31, 2000 and the unaudited statement of operations for the year ended December 31, 2000. The unaudited combined balance sheet includes SkyGivers, Inc. at September 30, 2000 and WSDM, Inc. at December 31, 2000. The unaudited statement of operations includes SkyGivers, Inc. from inception (April 24, 1997) to September 30, 2000 and WSDM, Inc. from inception (October 5, 2000) to December 31, 2000. The proforma financial statements are based upon the historical financial statements of SkyGivers, Inc. and the unaudited financial statements of WSDM, Inc. The proforma financial statements are not necessarily indicative of what the actual financial results of SkyGivers, Inc. would have been, had the transaction described below taken place on September 30, 2000, nor do they purport to indicate results of future operations.

     SkyGivers, Inc. changed its name from Water Petroleum and Environmental Technologies Company (WPET) on December 14, 2000 (subsequent to the agreement and plan of reorganization with WSDM, Inc. described below). WSDM Inc. changed its name from Skygivers, Inc. after the reorganization as well.

         On October 16, 2000, Water Petroleum entered into an agreement and plan of reorganization with SkyGivers, Inc. whereby they issued 7,008,895 restricted shares of their common stock to SkyGivers, Inc. in exchange for the 100 shares of their outstanding stock. The transaction closed November 15, 2000. After the transaction closed, "WPET' had 12,324,549 shares outstanding. The sole shareholder of SkyGivers, Inc. subsequently returned 3,883,000 restricted shares to WPET resulting in the shareholder owning 16% of the outstanding (1,348,144 shares) shares in WPET.

         The transaction has been treated as a reverse acquisition since SkyGivers, Inc. (formerly "WPET", the public share) acquired WSDM, Inc. (formerly SkyGivers, Inc.). The accounting treatment for this transaction is a purchase valued at the acquisition date.

         Subsequent to the transaction (and after the return of 3,883,000 shares previously discussed), SkyGivers, Inc. had 8,449,543 shares outstanding. On December 11, 2000, a forward split of 48.214457 shares for each share outstanding was approved by the Board of Directors. SkyGivers, Inc. had 407,390,128 shares outstanding after the stock split.

         On December 1, 2000, SkyGivers, Inc. issued 9,128,235 shares its common stock for $100,000 from a private investor. After the issuance of these shares, there were 416,518,363 shares of its common stock outstanding. The proforma combined balance sheet reflects these outstanding shares at a par value of $.0001.

         The proforma adjustment shown (@ -$40,211) reflects the issuance of additional shares for the forward stock split discussed above.

         SkyGivers, Inc. (and its wholly owned subsidiary WSDM, Inc.); are in the development stage. SkyGivers, Inc. is developing software and a web site targeted for non-profit organizations and small businesses. The company intends to offer co-branded Internet access, Internet appliances and Portal templates, to be used with automated web development tools. This will allow administrators of its client base to control the content, revenue sharing links and advertisements. SkyGivers will work directly with its clients to help them administrate their portals as well as educate them about the tools, revenue generation and communication advantages available to them through a partnership with SkyGivers, Inc.